REGISTRATION STATEMENT NO. 333-116780
                                                                        811-1539
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM N-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 1

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 81

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES
                           (Exact name of Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                           (Name of Insurance Company)

                                 --------------

                 ONE CITYPLACE, HARTFORD, CONNECTICUT 06103-3415
     (Address of Insurance Company's Principal Executive Offices) (Zip Code)

    Insurance Company's Telephone Number, including Area Code: (860) 308-1000

                                ERNEST J. WRIGHT
                       Secretary to the Board of Managers
                      The Travelers Growth and Income Stock
                         Account for Variable Annuities
                 One Cityplace, Hartford, Connecticut 06103-3415
                     (Name and Address of Agent for Service)

                                  ------------

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[ ]   immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]   on January 24, 2005 pursuant to paragraph (b) of Rule 485.

[ ]   ____ days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]   on ___________ pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:

[N/A] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                  FILING NOTE:

The purpose of this post-effective amendment is to file the supplement to the prospectus included herewith. This post-effective amendment does not supercede any previous post-effective amendment to this Registration Statement. The prospectus and statement of additional information are hereby incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement.

                    SUPPLEMENT DATED JANUARY 24, 2005 TO THE
                            UNIVERSAL SELECT ANNUITY
                          PROSPECTUS DATED MAY 3, 2004

The following information supplements, and to the extent inconsistent therewith, replaces the information in the prospectus. Please retain this supplement and keep it with the prospectus for future reference.

IN THE "SUMMARY" SECTION, UNDER THE SUBSECTION "WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT?", THE FIFTH PARAGRAPH IS DELETED AND REPLACED WITH THE
FOLLOWING:

If you elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider, a charge will be deducted annually from amounts in the Variable Funding Options. There are three GMWB rider options, and the current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

IN THE "SUMMARY" SECTION, UNDER THE SUBSECTION "ARE THERE ANY ADDITIONAL FEATURES?", THE EIGHTH PARAGRAPH IS DELETED AND REPLACED WITH THE FOLLOWING:

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. The guarantee is subject to restrictions on withdrawals and other restrictions.

IN THE "FEE TABLE" SECTION,THE SUB-SECTION "ANNUAL SEPARATE ACCOUNT CHARGES", IS REPLACED WITH THE FOLLOWING:

ANNUAL SEPARATE ACCOUNT CHARGES:
(AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF THE SEPARATE ACCOUNT)

We will assess a mortality and expense risk charge ("M&E"), and a GMWB charge if you elect the optional GMWB feature. Below is a summary of all charges that may apply, depending on the death benefit and optional features you select:

                                                                        ANNUAL STEP-UP TO
                                           STANDARD DEATH BENEFIT     AGE 75 DEATH BENEFIT
                                          ------------------------   -----------------------
Mortality and Expense Risk Charge                  1.25%                      1.40%
Optional GMWB I Charge                             0.40%(1)                   0.40%(1)
Optional GMWB II Charge                            0.50%(1)                   0.50%(1)
Optional GMWB III Charge                           0.25%                      0.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES
WITH GMWB I ONLY SELECTED                          1.65%                      1.80%

TOTAL ANNUAL SEPARATE ACCOUNT CHARGES
WITH GMWB II ONLY SELECTED                         1.75%                      1.90%

TOTAL ANNUAL SEPARATE ACCOUNT CHARGES
WITH GMWB III ONLY SELECTED                        1.50%                      1.65%

-----------------
(1) The maximum charge for GMWB I and GMWB II is 1.00%.

IN THE "EXAMPLES" SECTION, THE PARAGRAPH ENTITLED "EXAMPLE 2" IS DELETED AND REPLACED WITH THE FOLLOWING:

EXAMPLE 2 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit, and the Guaranteed Minimum Withdrawal Benefit ("GMWB I") (assuming the current 0.40% charge applies).

IN THE "EXAMPLES" SECTION, THE FOLLOWING EXAMPLE TABLES ARE ADDED:

EXAMPLE 4 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit II ("GMWB II") (assuming the current 0.50% charge applies).

                                            IF CONTRACT IS SURRENDERED          IF CONTRACT IS NOT SURRENDERED OR
                                            AT THE END OF PERIOD SHOWN        ANNUITIZED AT THE END OF PERIOD SHOWN
                                        ------------------------------------  --------------------------------------
FUNDING OPTION                          1 YEAR  3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------                         ----------------- --------- --------  ---------------------------- ---------
Underlying Fund with Maximum Total
   Annual Operating Expenses.........     734     1222      1736      2647       234       722      1236      2647
Underlying Fund with Minimum Total
   Annual Operating Expenses.........    1170     2475      3735      6195       670      1975      3235      6195

EXAMPLE 5 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit III ("GMWB III") (assuming the current 0.25% charge applies).

                                            IF CONTRACT IS SURRENDERED          IF CONTRACT IS NOT SURRENDERED OR
                                            AT THE END OF PERIOD SHOWN        ANNUITIZED AT THE END OF PERIOD SHOWN
                                        ------------------------------------  --------------------------------------
FUNDING OPTION                          1 YEAR  3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------                         ----------------- --------- --------  ---------------------------- ---------
Underlying Fund with Maximum Total
   Annual Operating Expenses.........     709     1146      1609     2391        209       646      1109      2391
Underlying Fund with Minimum Total
   Annual Operating Expenses.........    1146     2409      3635     6040        646      1909      3135      6040

IN THE "CHARGES AND DEDUCTIONS" SECTION, THE SUBSECTION "GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE" IS DELETED AND REPLACED WITH THE FOLLOWING:

If you elect to add a GMWB rider to your contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

THE SECTION ENTITLED "GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")" IS DELETED AND REPLACED WITH THE FOLLOWING:

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

For an additional charge, you may elect an optional rider for your contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB". A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your contract each year.

AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This prospectus offers three different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The three GMWB riders described in this prospectus are called "GMWB I", "GMWB II", and "GMWB III". GMWB II and GMWB III are available in most states on or after January 24, 2005. If GMWB II and GMWB III are not available in your state, or if you purchased your contract before January 24, 2005, then you may only elect GMWB I.

You may elect a GMWB rider only at the time of your initial purchase of the Contract. You may not elect a GMWB rider if you have also elected the GMAB rider offered under this Contract.

REMAINING BENEFIT BASE ("RBB") For all GMWB riders, the amount of your investment that is guaranteed is called the "remaining benefit base" or "RBB." Your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your contract. The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.

ANNUAL WITHDRAWAL BENEFIT ("AWB") The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:

----------------------------------------------------------------------------------------------------------------
                                                                     GMWB I          GMWB II       GMWB III
----------------------------------------------------------------------------------------------------------------
If you make your first withdrawal BEFORE the 3rd anniversary        5% of RBB       5% of RBB      5% of RBB
after you purchase GMWB:
----------------------------------------------------------------------------------------------------------------
If you make your first withdrawal AFTER the 3rd anniversary        10% of RBB      10% of RBB      5% of RBB
after you purchase GMWB:
----------------------------------------------------------------------------------------------------------------

ADDITIONAL PREMIUM Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments into the calculation of the RBB or AWB.

WITHDRAWALS When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II OR GMWB III:

     o To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

     o To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I:

     o To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

     o To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III

--------------------------------------------------------------------------------------------------------------------------------
                                 ASSUMES 15% GAIN ON INVESTMENT                        ASSUMES 15% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------------
                      CONTRACT                                               CONTRACT
                        VALUE             RBB                AWB (5%)          VALUE             RBB              AWB (5%)
--------------------------------------------------------------------------------------------------------------------------------
VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE              $100,000          $100,000              $5,000          $100,000        $100,000             $5,000
--------------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY PRIOR
TO WITHDRAWAL         $115,000          $100,000              $5,000          $85,000         $100,000             $5,000
--------------------------------------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL       N/A            (100,000           [5,000 X (1-         N/A           (100,000            [5,000 X
REDUCTION (PWR)                    X 10,000/115,000)=    90,000/100,000)]=                X 10,000/85,000)=   (1-88,235/100,000)]=
                                         8,696                  500                            $11,765              $588
--------------------------------------------------------------------------------------------------------------------------------
GREATER OR PWR OR                       $10,000                                                $11,765
THE DOLLAR AMOUNT
OF THE WITHDRAWAL                    (10,000>8,696)                                        (11,765>10,000)
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN VALUE
DUE TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)             $10,000          $10,000                $500           $10,000          $11,765              $588
--------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY     $105,000          $90,000               $4,500          $75,000          $88,235             $4,412
AFTER WITHDRAWAL
--------------------------------------------------------------------------------------------------------------------------------

WITHDRAWAL EXAMPLE FOR GMWB I

--------------------------------------------------------------------------------------------------------------------------------
                                 ASSUMES 15% GAIN ON INVESTMENT                        ASSUMES 15% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------------
                      CONTRACT                                               CONTRACT
                        VALUE             RBB                AWB (5%)          VALUE            RBB               AWB (5%)
--------------------------------------------------------------------------------------------------------------------------------
VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE              $100,000          $100,000              $5,000          $100,000        $100,000             $5,000
--------------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY PRIOR
TO WITHDRAWAL         $115,000          $100,000              $5,000          $85,000         $100,000             $5,000
--------------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY AFTER     $105,000           91,304               $4,565          $75,000         $88,235              $4,412
WITHDRAWAL
                                  [100,000 - (100,000     [5,000 - (5,000                    [100,000 -           [5,000 X
                                   x10,000/115,000)]     x91,304/100,000)]                    (100,000       (88,235/100,000)]
                                                                                          x10,000/85,000)]
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN VALUE
DUE TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)             $10,000           $8,696                $435           $10,000         $11,265               $588
--------------------------------------------------------------------------------------------------------------------------------

TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY) If you select GMWB II or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

     o Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

              o   a qualified retirement plan (Code Section 401),

              o   a tax-sheltered annuity (Code Section 403(b)),

              o   an individual retirement account (Code Sections 408(a)),

              o   an individual retirement annuity (Code Section 408(b)), or

              o   a qualified deferred compensation plan (Code Section 457).

          Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

     o Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

     o Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section

          72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or

     o Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004 -9, Notice 2004-15, page 526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).

You are subject to the following limitations if you if you are taking distributions under a Tax-Qualified Distribution Program:

     o YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select a frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70 1/2 before the first GMWB anniversary.

          You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two contract years after which time you can choose an alternate mode of distribution.

     o ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I AND GMWB II ONLY) If you select GMWB I or GMWB II, you may choose to reset your RBB at any time on or after the 5th anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II or GMWB III.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. We also reserve the right to require periodic rebalancing of Contract value allocated to Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract value to be allocated into the restricted Variable Funding Option. Any Contract value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted on an annual basis from amounts held in each Variable Funding Option. The current charge for each rider is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. In such case the charge will never exceed 1.00%.

----------------------------------------------------------------------------
                             GMWB I           GMWB II          GMWB III
----------------------------------------------------------------------------
Current Annual Charge        0.40%             0.50%            0.25%
----------------------------------------------------------------------------
Maximum Annual Charge        1.00%             1.00%             N/A
After a Reset
----------------------------------------------------------------------------

MAXIMUM RBB Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION Once you purchase GMWB I, you cannot cancel it. If you select GMWB II or GMWB III, you may terminate your rider at any time after the 5th anniversary of your purchase of GMWB. Once you terminate a GMWB rider, you cannot re-elect it. You must request your termination in writing. All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

     o The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

     o The total annual payment amount will equal the AWB and will never exceed your RBB, and

     o We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN GMWB I, II, AND III

The following chart may help you decide which version of GMWB is best for you.

--------------------------------------------------------------------------------------------------------------------
                                     GMWB I                       GMWB II                        GMWB III
--------------------------------------------------------------------------------------------------------------------
AWB                            5% of RBB if first           5% of RBB if first                  5% of RBB
                             withdrawal before 3rd         withdrawal before 3rd
                                  anniversary                   anniversary
                              10% of RBB if first           10% of RBB if first
                              withdrawal after 3rd         withdrawal after 3rd
                                  anniversary                   anniversary
--------------------------------------------------------------------------------------------------------------------
ANNUAL CHARGE                        0.40%                         0.50%                          0.25%
--------------------------------------------------------------------------------------------------------------------
RESET                                 Yes                           Yes                             No
--------------------------------------------------------------------------------------------------------------------
CAN I CANCEL MY GMWB?                  No                   Yes, after the 5th              Yes, after the 5th
                                                       anniversary of GMWB purchase    anniversary of GMWB purchase
--------------------------------------------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS                No                           Yes                            Yes
--------------------------------------------------------------------------------------------------------------------
WAIVER OF                              No                           Yes                            Yes
RECALCULATION OF AWB
FOR DISTRIBUTIONS FROM
TAX-QUALIFIED PLANS
--------------------------------------------------------------------------------------------------------------------


In the "Transfers" section, the subsection entitled "Market Timing/Excessive Trading" is deleted and replaced with the following:

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. EXCESSIVE TRADING IS DISRUPTIVE TO THE MANAGEMENT OF AN UNDERLYING FUND AND INCREASES OVERALL COSTS TO ALL INVESTORS IN THE UNDERLYING FUND. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We will notify you in writing if we choose to exercise our contractual right to restrict your transfers.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

                o   the dollar amount you request to transfer;

                o the number of transfers you made within the previous three months;

                o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

                o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

In addition to the above, we also reserve the right to restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

                o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

                o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly. These procedures, however, may not be able to prevent all excessive trading and market timing activity from occurring. For example:

     o Some of the Underlying Funds are available as investments for variable insurance contracts offered by other insurance companies. These other insurance companies may have different procedures to prevent excessive trading and market timing activity or may not have any such procedures because of contractual limitations.

     o The Company issues Contracts to qualified retirement plans that request financial transactions with the Company on an omnibus basis on behalf of all plan participants. These plans generally employ a record-keeper to maintain records of participant financial activity. Because the Company does not have the records to monitor the trading activity of the individual participants, the Company may not be able to identify plan participants who may be engaging in excessive trading or market timing activity and/or may not be able to apply its contractual trade restrictions to such participants.

     o There may be other circumstances where the Company does not identify trading activity as market timing or excessive trading or take action to restrict trading activity that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures.

Excessive trading and market timing activity increases the overall transaction costs of an Underlying Fund, which may serve to decrease the Underlying Fund's performance. Further, excessive trading and market timing activity may disrupt the management of a Underlying Fund because of the portfolio's advisor must react to frequent requests to purchase and redeem investments.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.




L- 24472

                                                 THE TRAVELERS INSURANCE COMPANY

                                        SUPPLEMENT DATED JANUARY 24, 2005 TO THE
                           STATEMENT OF ADDITIONAL INFORMATION DATED MAY 3, 2004


The attached Quarterly Report on Form 10-Q for The Travelers Insurance Company should be read in conjunction with the Statement of Additional Information. Please retain this supplement and keep it with the Statement of Additional Information for future reference.
















                                                                        L-24478S

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 10-Q

              X   QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF
             ---
                         THE SECURITIES EXCHANGE ACT OF 1934
                  FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2004

                                       OR

             ___  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

               FOR THE TRANSITION PERIOD FROM ________ TO ________

                             ----------------------
                         COMMISSION FILE NUMBER 33-03094
                             ----------------------

                         THE TRAVELERS INSURANCE COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                CONNECTICUT                                    06-0566090
        (State or other jurisdiction of                    (I.R.S. Employer
        incorporation or organization)                     Identification No.)

                 ONE CITYPLACE, HARTFORD, CONNECTICUT 06103-3415
               (Address of principal executive offices) (Zip Code)

                                 (860) 308-1000
              (Registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                            Yes     X                 No
                                 --------                --------

Indicate by checkmark whether the registrant is an accelerated filer (as defined in Exchange Act Rule 12b-2).

                            Yes                       No     X
                                 --------                --------

As of the date hereof, there were outstanding 40,000,000 shares of common stock, par value $2.50 per share, of the registrant, all of which were owned by Citigroup Insurance Holding Corporation, an indirect wholly owned subsidiary of Citigroup Inc.

                            REDUCED DISCLOSURE FORMAT

The registrant meets the conditions set forth in General Instruction H(1)(a) and
(b) of Form 10-Q and is therefore filing this Form 10-Q with the reduced disclosure format.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                                TABLE OF CONTENTS

PART I - FINANCIAL INFORMATION                                                                          Page
                                                                                                        ----

ITEM 1.  FINANCIAL STATEMENTS

Condensed Consolidated Statements of Income for the
three and nine months ended September 30, 2004 and 2003 (unaudited).......................................3

Condensed Consolidated Balance Sheets as of September 30, 2004 (unaudited) and
December 31, 2003.........................................................................................4

Condensed Consolidated Statements of Changes in
Shareholder's Equity for the three and nine months ended September 30, 2004 and 2003 (unaudited)..........5

Condensed Consolidated Statements of Cash Flows for the
nine months ended September 30, 2004 and 2003 (unaudited).................................................6

Notes to Condensed Consolidated Financial Statements (unaudited)..........................................7

ITEM 2.  MANAGEMENT'S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS............................................................17

ITEM 3.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK......................................23

ITEM 4.  CONTROLS AND PROCEDURES.........................................................................23

PART II - OTHER INFORMATION


ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K................................................................24

Signatures...............................................................................................25

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
                                 ($ IN MILLIONS)

                                                               THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                 SEPTEMBER 30,                SEPTEMBER 30,
---------------------------------------------------------------------------------------------------------------
                                                             2004            2003         2004           2003
                                                             ----            ----         ----           ----
REVENUES
Premiums                                                    $660             $741        $1,634         $1,707
Net investment income                                        829              782         2,475          2,297
Net realized investment gains (losses)                         (1)             43           (13)            45
Fee income                                                   197              158           574            447
Other revenues                                                49               40           103             96
---------------------------------------------------------------------------------------------------------------
     Total Revenues                                        1,734            1,764         4,773          4,592
---------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                         601             683         1,446          1,537
Interest credited to contractholders                          336             311           962            933
Amortization of deferred acquisition costs                    186             128           481            373
General and administrative expenses                            111            115           353            337
---------------------------------------------------------------------------------------------------------------
     Total Benefits and Expenses                            1,234           1,237         3,242          3,180
---------------------------------------------------------------------------------------------------------------
Income from operations before federal income taxes            500             527         1,531          1,412
---------------------------------------------------------------------------------------------------------------
Federal income taxes                                          154             155           437            364
---------------------------------------------------------------------------------------------------------------
     Net Income                                              $346            $372        $1,094         $1,048
===============================================================================================================



            See Notes to Condensed Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 ($ IN MILLIONS)

                                                                      SEPTEMBER 30, 2004        DECEMBER 31, 2003
                                                                          (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
ASSETS
Investments (including $3,047 and $2,170 subject to securities
   lending agreements)                                                       $60,382                  $56,204
Separate and variable accounts                                                28,840                   26,972
Reinsurance recoverables                                                       4,624                    4,470
Deferred acquisition costs                                                     4,788                    4,395
Other assets                                                                   2,869                    3,307
--------------------------------------------------------------------------------------------------------------------
     Total Assets                                                           $101,503                  $95,348
--------------------------------------------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                                         $32,967                  $30,252
Future policy benefits and claims                                             16,555                   15,964
Separate and variable accounts                                                28,840                   26,972
Other liabilities                                                              9,340                    8,803
--------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                        87,702                   81,991
--------------------------------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares authorized,
     issued and outstanding                                                      100                      100
Additional paid-in capital                                                     5,448                     5,446
Retained earnings                                                              6,773                     6,451
Accumulated other changes in equity from nonowner sources                      1,480                    1,360
--------------------------------------------------------------------------------------------------------------------
     Total Shareholder's Equity                                               13,801                    13,357
--------------------------------------------------------------------------------------------------------------------

     Total Liabilities and Shareholder's Equity                             $101,503                  $95,348
====================================================================================================================


            See Notes to Condensed Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
      CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                   (UNAUDITED)
                                 ($ IN MILLIONS)

                                                                THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                   SEPTEMBER 30,                  SEPTEMBER 30,
----------------------------------------------------------------------------------------------------------------------
COMMON STOCK                                                       2004          2003           2004           2003
----------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                                       $100          $100           $100           $100
Changes in common stock                                               -             -              -              -
----------------------------------------------------------------------------------------------------------------------
Balance, end of period                                             $100          $100           $100           $100
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL
----------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                                     $5,447        $5,444         $5,446         $5,443
Stock option tax benefit                                              1             -              2              1
----------------------------------------------------------------------------------------------------------------------
Balance, end of period                                           $5,448        $5,444         $5,448         $5,444
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS
----------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                                     $6,579        $6,151         $6,451         $5,638
Net income                                                          346           372          1,094          1,048
Dividends to parent                                                (152)         (117)          (772)          (280)
----------------------------------------------------------------------------------------------------------------------
Balance, end of period                                           $6,773        $6,406         $6,773         $6,406
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
ACCUMULATED OTHER CHANGES
IN EQUITY FROM NONOWNER SOURCES
----------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                                       $815        $1,598         $1,360           $454
Foreign currency translation, net of tax                              -             -              1              2
Unrealized gains (losses), net of tax                               681          (242)            75            870
Derivative instrument hedging activity gains (losses),
    net of tax                                                      (16)           32             44             62
----------------------------------------------------------------------------------------------------------------------
Balance, end of period                                           $1,480        $1,388         $1,480         $1,388
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
SUMMARY OF CHANGES IN EQUITY
FROM NONOWNER SOURCES
----------------------------------------------------------------------------------------------------------------------
Net income                                                         $346          $372         $1,094         $1,048
Other changes in equity from nonowner sources                       665          (210)           120            934
----------------------------------------------------------------------------------------------------------------------
Total changes in equity from nonowner sources                    $1,011          $162         $1,214         $1,982
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDER'S EQUITY
----------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                                    $12,941       $13,293        $13,357        $11,635
Changes in nonowner sources                                       1,011           162          1,214          1,982
Dividends                                                          (152)         (117)          (772)          (280)
Changes in additional paid-in capital                                 1             -              2              1
----------------------------------------------------------------------------------------------------------------------
Balance, end of period                                          $13,801       $13,338        $13,801        $13,338
======================================================================================================================


            See Notes to Condensed Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                   (UNAUDITED)
                                 ($ IN MILLIONS)

                                                                            NINE MONTHS ENDED
                                                                              SEPTEMBER 30,
                                                                      -------------------------
                                                                           2004          2003
-----------------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                $1,064          $476
-----------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
              Fixed maturities                                            5,220         5,300
              Equity securities                                              81            28
              Mortgage loans                                                500           273

     Proceeds from sales of investments
              Fixed maturities                                            5,840         9,957
              Equity securities                                              69           121
              Mortgage Loans                                                 29             -
              Real estate held for sale                                      53             5

     Purchases of investments

              Fixed maturities                                          (14,681)      (18,249)
              Equity securities                                             (95)         (178)
              Mortgage loans                                               (744)         (193)

     Policy loans, net                                                       12            20
     Short-term securities (purchases) sales, net                          (178)           45
     Other investment sales, net                                            382           112
     Securities transactions in course of settlement, net                   962          (543)
-----------------------------------------------------------------------------------------------
     Net cash used in investing activities                               (2,550)       (3,302)
-----------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                                         7,454         6,647
     Contractholder fund withdrawals                                     (5,089)       (3,588)
     Dividends to parent company                                           (772)         (280)
-----------------------------------------------------------------------------------------------
     Net cash provided by financing activities                            1,593         2,779
-----------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                             107           (47)
Cash at beginning of period                                                 149           186
-----------------------------------------------------------------------------------------------
Cash at end of period                                                      $256          $139
===============================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
     Income taxes paid                                                     $146          $305
===============================================================================================

            See Notes to Condensed Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.   BASIS OF PRESENTATION

     The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), is a wholly owned subsidiary of Citigroup Insurance Holding Corporation (CIHC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup). Citigroup is a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. The condensed consolidated financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP) and are unaudited. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

     The Company's two reportable business segments are Travelers Life & Annuity and Primerica. The primary insurance entities of the Company are TIC and its subsidiary The Travelers Life and Annuity Company (TLAC), included in the Travelers Life & Annuity segment, and Primerica Life Insurance Company (Primerica Life) and its subsidiaries, Primerica Life Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National Benefit Life Insurance Company (NBL), included in the Primerica segment. Significant intercompany transactions and balances have been eliminated. The condensed consolidated financial statements include the accounts of the insurance entities of the Company and Tribeca Citigroup Investments Ltd., among others, on a fully consolidated basis.

     In the opinion of management, the interim financial statements reflect all normal recurring adjustments necessary for a fair presentation of results for the periods reported. The accompanying condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and related notes included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003. The condensed consolidated balance sheet as of December 31, 2003 was derived from the audited balance sheet included in the Form 10-K. Certain financial information that is normally included in annual financial statements prepared in accordance with GAAP, but is not required for interim reporting purposes, has been condensed or omitted. Certain prior year amounts have been reclassified to conform to the 2004 presentation.

2.   ACCOUNTING STANDARDS

     CHANGES IN ACCOUNTING PRINCIPLES

     ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

     On January 1, 2004, the Company adopted the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The main components of SOP 03-1 provide guidance on accounting and reporting by insurance enterprises for separate account presentation, accounting for an insurer's interest in a separate account,

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                                   (CONTINUED)

     transfers to a separate account, valuation of certain liabilities, contracts with death or other benefit features, contracts that provide annuitization benefits, and sales inducements to contract holders.

     The following summarizes the more significant aspects of the Company's adoption of SOP 03-1:

     SEPARATE ACCOUNT PRESENTATION. SOP 03-1 requires separate account products to meet certain criteria in order to be treated as separate account products. For products not meeting the specified criteria, these assets and liabilities are included in the reporting entities' general account.

     The Company's adoption of SOP 03-1 resulted in the consolidation on the Company's balance sheet of approximately $500 million of investments previously held in separate and variable account assets and approximately $500 million of contractholder funds previously held in separate and variable account liabilities.

     VARIABLE ANNUITY CONTRACTS WITH GUARANTEED MINIMUM DEATH BENEFIT FEATURES. For variable annuity contracts with guaranteed minimum death benefit features (GMDB), SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1 provides explicit guidance for calculating a reserve for insurance contracts, and provides that the reporting entity does not hold reserves for investment contracts (i.e., there is no significant mortality risk).

     The Company determined that the mortality risk on its GMDB features was not a significant component of the overall variable annuity product, and accordingly continued to classify these products as investment contracts. Prior to the adoption of SOP 03-1, the Company held a reserve of approximately $8 million to cover potential GMDB exposure. This reserve was released during the first quarter of 2004 as part of the implementation of SOP 03-1.

     RESERVING FOR UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE CONTRACTS. SOP 03-1 requires that a reserve, in addition to the account balance, be established for certain insurance benefit features provided under universal life (UL) and variable universal life (VUL) products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

     The Company's UL and VUL products were reviewed to determine if an additional reserve is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its UL and VUL contracts with these features and established an additional reserve of approximately $1 million.

     SALES INDUCEMENTS TO CONTRACT HOLDERS. SOP 03-1 provides, prospectively, that sales inducements provided to contract holders meeting certain criteria are capitalized and amortized over the expected life of the contract as a component of benefit expense. During the first nine months of 2004, the Company capitalized sales inducements of approximately $34.7 million in accordance with SOP 03-1. These inducements relate to bonuses on certain products offered by the Company. For the three and nine months ended September 30, 2004, amortization of these capitalized amounts was insignificant.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                                   (CONTINUED)

     CONSOLIDATION OF VARIABLE INTEREST ENTITIES

     On January 1, 2004, the Company adopted Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities (revised December 2003)," (FIN 46-R), which includes substantial changes from the original FIN 46. Included in these changes, the calculation of expected losses and expected residual returns has been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, the definition of a variable interest has been changed in the revised guidance. The Company has evaluated the impact of applying FIN 46-R to existing VIEs in which it has variable interests. The effect of adopting FIN 46-R on the Company's consolidated balance sheet is immaterial. See
     Note 3.

     FIN 46 and FIN 46-R change the method of determining whether certain entities, including securitization entities, should be included in the Company's condensed consolidated financial statements. An entity is subject to FIN 46 and FIN 46-R and is called a variable interest entity (VIE) if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under Statement of Financial Accounting Standards (SFAS) No. 94, "Consolidation of All Majority-Owned Subsidiaries" (SFAS 94). A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

     For any VIEs that must be consolidated under FIN 46 that were created before February 1, 2003, the assets, liabilities, and noncontrolling interests of the VIE are initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN 46 first applies may be used to measure the assets, liabilities, and noncontrolling interests of the VIE. In October 2003, FASB announced that the effective date of FIN 46 was deferred from July 1, 2003 to periods ending after December 15, 2003 for VIEs created prior to February 1, 2003. TIC elected to implement the provisions of FIN 46 in the 2003 third quarter, resulting in the consolidation of VIEs increasing both total assets and total liabilities by approximately $407 million. The implementation of FIN 46 encompassed a review of numerous entities to determine the impact of adoption and considerable judgment was used in evaluating whether or not a VIE should be consolidated.

     STOCK-BASED COMPENSATION

     On January 1, 2003, the Company adopted the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" (SFAS
     123), prospectively for all awards granted, modified, or settled after December 31, 2002. The prospective method is one of the adoption methods provided for under SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure," issued in December 2002. SFAS 123 requires that compensation cost for all stock awards be calculated and recognized over the service period (generally equal to the vesting period). This compensation cost is determined using option pricing models, intended to estimate the fair value of the awards at the grant date. Similar to Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," the alternative method of accounting, an offsetting increase to stockholders' equity under SFAS 123 is recorded equal to the amount of compensation expense charged. During the 2004 first quarter, the Company changed its option valuation from the Black-Scholes model to the Binomial Method. The impact of this change was

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                                   (CONTINUED)

     immaterial. Compensation expense and proforma compensation expense had the Company applied SFAS 123 to stock awards granted prior to 2003 was insignificant for the three and nine month periods ended September 30, 2004 and 2003.

     FUTURE APPLICATION OF ACCOUNTING STANDARDS

     OTHER-THAN-TEMPORARY IMPAIRMENTS OF CERTAIN INVESTMENTS

     On September 30, 2004, the FASB voted unanimously to delay the effective date of Emerging Issues Task Force (EITF) No. 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments" (EITF 03-1). The delay applies to both debt and equity securities and specifically applies to impairments caused by interest rate and sector spreads. In addition, the provisions of EITF 03-1 that have been delayed relate to the requirements that a company declare its intent to hold the security to recovery and designate a recovery period in order to avoid recognizing an other-than-temporary impairment charge through earnings.

     The FASB will be issuing proposed implementation guidance shortly. The Company is closely monitoring this issue and will evaluate the impact of adopting EITF 03-1 once the implementation guidance is available.

3.   INVESTMENTS

     FIXED MATURITIES

     The amortized cost and fair value of investments in fixed maturities were as follows:

     ----------------------------------------------------------------------------------------------------------------
                                                                                GROSS         GROSS
     SEPTEMBER 30, 2004                                         AMORTIZED     UNREALIZED    UNREALIZED       FAIR
     ($ IN MILLIONS)                                              COST          GAINS         LOSSES         VALUE
     ----------------------------------------------------------------------------------------------------------------
     AVAILABLE FOR SALE:
          Mortgage-backed securities - CMOs and
          pass-through securities                                $8,205          $332           $14          $8,523
          U.S. Treasury securities and obligations of
          U.S. Government and government agencies and
          authorities                                             1,988            91             -           2,079
          Obligations of states, municipalities and
          political subdivisions                                    376            40             1             415
          Debt securities issued by foreign governments
                                                                    802            59             3             858
          All other corporate bonds                              25,313         1,454            48          26,719
          Other debt securities                                   7,361           396            19           7,738
          Redeemable preferred stock                                168            49             2             215
          ------------------------------------------------------------------------------------------------------------
              Total Available For Sale                          $44,213        $2,421           $87         $46,547
          ------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                                   (CONTINUED)

     ----------------------------------------------------------------------------------------------------------------
                                                                                GROSS         GROSS
     DECEMBER 30, 2004                                          AMORTIZED     UNREALIZED    UNREALIZED       FAIR
     ($ IN MILLIONS)                                              COST          GAINS         LOSSES         VALUE
     ----------------------------------------------------------------------------------------------------------------
     AVAILABLE FOR SALE:
          Mortgage-backed securities - CMOs and
          pass-through securities                               $8,061          $326             $18        $8,369
          U.S. Treasury securities and obligations of
          U.S. Government and government agencies and
          authorities                                            2,035            22              12         2,045
          Obligations of states, municipalities and
          political subdivisions                                   379            21               2           398
          Debt securities issued by foreign governments
                                                                   690            51               1           740
          All other corporate bonds                             23,098         1,507              64        24,541
          Other debt securities                                  5,701           377              22         6,056
          Redeemable preferred stock                               155            20               1           174
     ----------------------------------------------------------------------------------------------------------------
              Total Available For Sale                         $40,119        $2,324            $120       $42,323
     ----------------------------------------------------------------------------------------------------------------

     AGING OF GROSS UNREALIZED LOSSES ON AVAILABLE FOR SALE

     The aging of gross unrealized losses on fixed maturity investments is as follows:

                                                                                 TOTAL FIXED MATURITIES
                                                                                  WITH UNREALIZED LOSS
                                                    TOTAL FIXED MATURITIES        TOTALING 20% OR MORE
----------------------------------------------------------------------------------------------------------
SEPTEMBER 30, 2004                                  AMORTIZED    UNREALIZED     AMORTIZED     UNREALIZED
($ IN MILLIONS)                                       COST          LOSS          COST          LOSS
----------------------------------------------------------------------------------------------------------
    Six months or less                               $4,392        $   46        $   18        $    4
    Greater than six months to nine months              522            11             -             -
    Greater than nine months to twelve months           182             3             -             -
    Greater than twelve months                          781            27             -             -
                                                     ------        ------        ------        ------
        Total                                        $5,877        $   87        $   18        $    4
                                                     ======        ======        ======        ======


                                                                                   TOTAL FIXED MATURITIES
                                                                                    WITH UNREALIZED LOSS
                                                      TOTAL FIXED MATURITIES        TOTALING 20% OR MORE
------------------------------------------------------------------------------------------------------------
DECEMBER 30, 2004                                     AMORTIZED    UNREALIZED     AMORTIZED     UNREALIZED
($ IN MILLIONS)                                         COST          LOSS          COST          LOSS
------------------------------------------------------------------------------------------------------------
      Six months or less                                $4,356       $   68        $   24        $    7
      Greater than six months to nine months               558           17             -             -
      Greater than nine months to twelve months            199            6             2             -
      Greater than twelve months                           650           29             3             1
                                                        ------       ------        ------        ------
          Total                                         $5,763       $  120        $   29        $    8
                                                        ======       ======        ======        ======

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                                   (CONTINUED)

     NET REALIZED CAPITAL GAINS (LOSSES)

                                                FOR THE THREE MONTHS      FOR THE NINE MONTHS
                                                 ENDED SEPTEMBER 30,       ENDED SEPTEMBER 30,
                                                ------------------------------------------------
     ($ IN MILLIONS)                               2004       2003         2004          2003
                                                ------------------------------------------------
     NET REALIZED CAPITAL GAINS (LOSSES)
          BY ASSET CLASS:
     Fixed maturities                               $29       $(40)        $(23)         $(4)
     Equities                                         1          3           13            9
     Derivatives:
        Guaranteed minimum withdrawal
          benefit derivatives, net                   18          -           27            -
        Other derivatives                           (49)        34          (30)          13
     Other                                            -         46            -           27
                                                   ----       ----         ----         ----
         Total                                      $(1)       $43         $(13)         $45
                                                   ====       ====         ====         ====


     VARIABLE INTEREST ENTITIES

     The following table represents the carrying amounts and classification of consolidated assets that are collateral for VIE obligations.

              $ IN MILLIONS                           SEPTEMBER 30, 2004      DECEMBER 31, 2003
              -------------                           ------------------      -----------------
              Investments                                    $389                    $400
              Cash                                              2                      11
              Other                                             3                       4
                                                             ----                    ----
              Total assets of consolidated VIEs              $394                    $415
                                                             ====                    ====

     The debt holders of these VIEs have no recourse to the Company. The Company's maximum exposure to loss is limited to its investment of approximately $8 million.

     The Company regularly becomes involved with VIEs through its investment activities. This involvement is generally restricted to small passive debt and equity investments.

4.   OPERATING SEGMENTS

     The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the Company's ultimate parent, Citigroup.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                                   (CONTINUED)

     TRAVELERS LIFE & ANNUITY (TLA) core offerings include retail annuities, individual life insurance, corporate owned life insurance (COLI) and institutional annuity insurance products distributed by TIC and TLAC principally under the Travelers Life & Annuity name. The retail annuities products offered include fixed and variable deferred annuities and payout annuities. The individual life insurance products include term, universal and variable life insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The institutional annuity products include institutional pensions, including guaranteed investment contracts (GICs), payout annuities, group annuities sold to employer-sponsored retirement and savings plans and structured settlements and funding agreements.

     The PRIMERICA business segment consolidates the business of Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL. The Primerica business segment offers individual life products, primarily term insurance, to customers through a sales force of approximately 108,000 agents. A great majority of the domestic licensed sales force works on a part-time basis.

     For a detailed description of accounting policies of the segments, see the Company's Annual Report on Form 10-K for the year ended December 31, 2003. The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

                                 FOR THE THREE MONTHS       FOR THE NINE MONTHS
                                  ENDED SEPTEMBER 30,        ENDED SEPTEMBER 30,
                                   2004        2003          2004         2003
                                   ----        ----          ----         ----
     REVENUES BY SEGMENT
     TLA                          $1,297      $1,352        $3,457       $3,359
     Primerica                       437         412         1,316        1,233
                                  ------      ------        ------       ------
     Total Revenues               $1,734      $1,764        $4,773       $4,592
                                  ======      ======        ======       ======

     NET INCOME BY SEGMENT
     TLA                          $  223      $  265        $  727       $  725
     Primerica                       123         107           367          323
                                  ------      ------        ------       ------
      Net Income                  $  346      $  372        $1,094       $1,048
                                  ======      ======        ======       ======

                                   AT SEPTEMBER 30,            AT DECEMBER 31,
                                        2004                        2003
     ASSETS BY SEGMENT
     TLA                              $ 91,661                     $85,881
     Primerica                           9,842                       9,467
                                      --------                     -------
     Total Assets                     $101,503                     $95,348
                                      ========                     =======

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                                   (CONTINUED)

The following tables contain key segment measurements:

BUSINESS SEGMENT INFORMATION:

FOR THE THREE MONTHS ENDED                                         2004                             2003
                                                      ----------------------------------------------------------------
SEPTEMBER 30, ($ IN MILLIONS)                               TLA         PRIMERICA             TLA        PRIMERICA
----------------------------------------------------------------------------------------------------------------------
Premiums                                                   $333              $327            $428             $313
Net investment income                                       746                83             706               76
Interest credited to contractholders                        336                 -             311                -
Amortization of deferred acquisition costs                  123                63              68               60
Capitalized deferred acquisition costs                      209               107             156                90
Federal income taxes                                         90                64             100               55


FOR THE NINE MONTHS ENDED                                          2004                             2003
                                                      ----------------------------------------------------------------
SEPTEMBER 30,  ($ IN MILLIONS)                              TLA         PRIMERICA             TLA        PRIMERICA
----------------------------------------------------------------------------------------------------------------------
Premiums                                                   $656              $978            $780             $927
Net investment income                                     2,225               250           2,065              232
Interest credited to contractholders                        962                 -             933                -
Amortization of deferred acquisition costs                  291               190             200              173
Capitalized deferred acquisition costs                      586               288             406              276
Federal income taxes                                        261               176             197              167

The majority of the annuity business and a substantial portion of the life business written by TLA are accounted for as investment contracts, with the result that the deposits collected are reported as liabilities and are not included in revenues. Deposits represent an operating statistic integral to managing TLA operations, which management uses for measuring business volumes, and may not be comparable to similarly captioned measurements used by other life insurance companies. For the three months ended September 30, 2004 and 2003, deposits collected amounted to $4.0 billion and $3.5 billion, respectively. For the nine months ended September 30, 2004 and 2003, deposits amounted to $11.0 billion and $9.2 billion, respectively.

The Company's revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

The Company had no transactions with a single customer representing 10% or more of its revenue.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                                   (CONTINUED)


5.   DEPOSIT FUNDS AND RESERVES

At September 30, 2004 and December 31, 2003, the Company had $46.8 billion and $43.5 billion of life and annuity deposit funds and reserves respectively, as follows:

($ IN MILLIONS)                                  SEPTEMBER 30, 2004        DECEMBER 31, 2003
                                                 ------------------        -----------------
Subject to discretionary withdrawal:
    With fair value adjustments                       $ 7,529                  $ 6,974
    Subject to surrender charges                        4,611                    6,057
    Surrenderable without charge                        8,126                    5,756
                                                      -------                  -------
    Total                                             $20,266                  $18,787


Not subject to discretionary withdrawal:              $26,575                  $24,693
                                                      -------                  -------
    Total                                             $46,841                  $43,480
                                                      =======                  =======

There are $511 million and $526 million of life insurance reserves included in surrenderable without charge at September 30, 2004 and December 31, 2003, respectively. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

Included in contractholder funds and in the preceding paragraph are GICs totaling $13.8 billion. The scheduled maturities for these GICs are as follows:

    ($ IN MILLIONS)               FIXED GIC     VARIABLE GIC          TOTAL
                                ----------------------------------------------
    2004 remaining                  $  185         $  690            $   875
    2005                             1,245          2,928              4,173
    2006                             1,879              -              1,879
    2007                             1,541              -              1,541
    2008                             1,329              -              1,329
    2009 and thereafter              3,972              -              3,972
                                    -------        ------            -------

              Total                 $10,151        $3,618            $13,769
                                    =======        ======            =======

6.   SHAREHOLDER'S EQUITY

Statutory capital and surplus of the Company was $7.6 billion at December 31, 2003. The Company is subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $845 million is available by the end of the year 2004 for such dividends without prior approval of the State of Connecticut Insurance Department, depending upon the amount and timing of the payments. TLAC may not pay a dividend to TIC without such approval. Primerica may pay up to $242 million to TIC in 2004 without prior approval of the Commonwealth of Massachusetts Insurance Department. The Company paid dividends of $467 million, $153 million and $152 million, totaling $772 million, to its parent on March 30, 2004, June 30, 2004 and September 30, 2004, respectively. Due to the timing of the payments, these dividends were considered extraordinary. The State of Connecticut Insurance Department approved these extraordinary dividends.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                                   (CONTINUED)

7.   COMMITMENTS AND CONTINGENCIES

LITIGATION

In August 1999, an amended putative class action complaint captioned LISA MACOMBER, ET AL. VS. TRAVELERS PROPERTY CASUALTY CORPORATION, ET AL. was filed in New Britain, Connecticut Superior Court against the Company, its parent corporation, certain of the Company's affiliates (collectively TLA), and the Company's former affiliate, Travelers Property Casualty Corporation. The amended complaint alleges Travelers Property Casualty Corporation purchased structured settlement annuities from the Company and spent less on the purchase of those structured settlement annuities than agreed with claimants; and that commissions paid to brokers of structured settlement annuities, including an affiliate of the Company, were paid, in part, to Travelers Property Casualty Corporation. The amended complaint was dismissed and following an appeal by the plaintiff in September 2002 the Connecticut Supreme Court reversed the dismissal of several of the plaintiff's claims. On May 26, 2004, the Connecticut Superior Court certified a nation wide class action involving the following claims against TLA: violation of the Connecticut Unfair Trade Practice Statute, unjust enrichment and civil conspiracy. On June 15, 2004, the Defendants, including TLA, appealed the Connecticut Superior Court's May 26, 2004 class certification order.

The Company is continuing to assess its potential exposure in connection with this matter, but does not currently believe that its ultimate resolution is likely to have a material adverse effect on the Company's financial condition.

The Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. In the opinion of the Company's management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on the Company's consolidated results of operations, financial condition or liquidity.

OTHER

The Company is a member of the Federal Home Loan Bank of Boston (the Bank), and in this capacity has entered into a funding agreement (the agreement) with the Bank where a blanket-lien has been granted to collateralize the Bank's deposits. The Company maintains control of these assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The agreement further states that upon any event of default, the Bank's recovery is limited to the amount of the member's outstanding funding agreement. The amount of the Company's liability for funding agreements with the Bank as of September 30, 2004 is $1 billion, included in contractholder funds. The Company holds $56.9 million of common stock of the Bank, included in Investments.

The Company has provided a guarantee on behalf of Citicorp International Life Insurance Company, Ltd. (CILIC), an affiliate. The Company has guaranteed to pay claims up to $1 billion of life insurance coverage for CILIC. This guarantee takes effect if CILIC cannot pay claims because of insolvency, liquidation or rehabilitation. Life insurance coverage in force under this guarantee at September 30, 2004 is $269 million. The Company does not hold any collateral related to this guarantee.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES


ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Management's narrative analysis of the results of operations is presented in lieu of Management's Discussion and Analysis of Financial Condition and Results of Operations (MDA), pursuant to General Instruction H (2)(a) of Form 10-Q. This MDA should be read in conjunction with the MDA included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

The Company's Annual Report on Form 10-K, its quarterly reports on Form 10-Q and any current reports on Form 8-K, and all amendments to these reports, are available on the Travelers Life & Annuity website at HTTP://WWW.TRAVELERSLIFE.COM by selecting the "Financial Information" page and selecting "SEC Filings."

CONSOLIDATED OVERVIEW ($ IN MILLIONS)

                                                           FOR THE THREE MONTHS         FOR THE NINE MONTHS
                                                            ENDED SEPTEMBER 30,          ENDED SEPTEMBER 30,
                                                            2004          2003          2004            2003
                                                            ----          ----          ----            ----
       Revenues                                           $1,734         $1,764        $4,773          $4,592
       Insurance benefits and interest credited              937            994         2,408           2,470
       Operating expenses                                    297            243           834             710
                                                          ------         ------        ------          ------
                Income before taxes                          500            527         1,531           1,412
       Income taxes                                          154            155           437             364
                                                          ------         ------        ------          ------
       Net income                                         $  346         $  372        $1,094          $1,048
                                                          ======         ======        ======          ======

The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), is comprised of two business segments, Travelers Life & Annuity (TLA) and Primerica. Net income decreased 7% to $346 million for the quarter ended September 30, 2004 from $372 million in the prior year quarter. Net income increased 4% to $1,094 million for the nine months ended September 30, 2004 from $1,048 million in the prior year period. Net income by segment was:

                                                         FOR THE THREE MONTHS         FOR THE NINE MONTHS
                                                          ENDED SEPTEMBER 30,          ENDED SEPTEMBER 30,
       ($ IN MILLIONS)                                    2004         2003            2004          2003
                                                          ----         ----            ----          ----
       TLA                                                $223         $265           $  727        $  725
       Primerica                                           123          107              367           323
                                                          ----         ----           ------        ------
                                                          $346         $372           $1,094        $1,048
                                                          ====         ====           ======        ======

TLA core offerings include retail annuities, individual life insurance, corporate owned life insurance (COLI) and institutional annuity insurance products distributed by TIC and The Travelers Life and Annuity Company (TLAC) principally under the Travelers Life & Annuity name. The Company has a license from The St. Paul Travelers Companies, Inc. to use the names "Travelers Life & Annuity," "The Travelers Insurance Company," "The Travelers Life and Annuity Company" and related names in connection with the Company's business. Among the range of retail annuity products offered are fixed and variable deferred annuities and payout annuities. Individual life insurance products offered include term, universal and variable life insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The institutional annuity products include institutional pensions, including guaranteed investment contracts (GICs), payout annuities, group annuities sold to employer-sponsored retirement and savings plans and structured settlements and funding agreements.

The Primerica business segment offers individual life products, primarily term insurance, to customers through a sales force of approximately 108,000 agents. A great majority of the domestic licensed sales force works on a part-time basis.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

The following discussion presents in more detail each business segment's performance.

TRAVELERS LIFE & ANNUITY

       FOR THE THREE MONTHS ENDED SEPTEMBER 30,            2004        2003
       ($ IN MILLIONS)                                     ----        ----

       Revenues                                           $1,297      $1,352
       Insurance benefits and interest credited              797         859
       Operating expenses                                    187         128
                                                          ------      ------
                 Income before taxes                         313         365
       Income taxes                                           90         100
                                                          ------      ------
       Net income                                         $  223      $  265
                                                          ======      ======

Net income of $223 million in the third quarter of 2004 decreased 16% from $265 million in the third quarter of 2003. The decrease reflects the absence of prior year after-tax realized investment gains of $29 million, higher expenses due to increased business volumes and higher deferred acquisition cost (DAC) amortization, partially offset by the impact of higher business volumes and $13 million after-tax reserve releases from the settlement of litigation.

Net investment income (NII) increased $40 million to $746 million for the third quarter of 2004 from $706 million in the third quarter of 2003. This increase was driven by a larger invested asset base from continued growth in business volumes, partially offset by reduced investment yields, which were 6.37% and 6.63% in the three-month periods ended September 30, 2004 and 2003, respectively.

The majority of the annuity business and a substantial portion of the life business written by TLA are accounted for as investment contracts, with the result that the deposits collected are reported as liabilities. Deposits represent an operating statistic used for measuring business volumes, which management of the Company uses to manage the life insurance and annuities operations, and may not be comparable to similarly captioned measurements used by other life insurance companies. The following table shows net written premiums and deposits by product type for each of the quarters ended September, 2004 and 2003.

                                                   2004                     2003
                                                   ----                     ----
  ($ IN MILLIONS)                         PREMIUMS     DEPOSITS     PREMIUMS     DEPOSITS
                                          --------     --------     --------     --------
Retail annuities
    Fixed                                   $  -        $  155        $  -        $  114
    Variable                                   -         1,233           -         1,096
    Individual payout                         28            10           5             6
                                            ----        ------        ----        ------
Total retail annuities                        28         1,398           5         1,216
Institutional annuities                      278         2,291         389         2,020
Individual life insurance:
    Direct periodic premiums & deposits       32           201          35           168
    Single premium deposits                    -           184           -           125
    Reinsurance                              (13)          (31)        (10)          (26)
                                            ----        ------        ----        ------
Total individual life insurance               19           354          25           267
Other                                          8             -           9             -
                                            ----        ------        ----        ------
                      Total                 $333        $4,043        $428        $3,503
                                            ====        ======        ====        ======

Retail annuity deposits of $1.4 billion in the third quarter of 2004 increased 15% from the third quarter of 2003, reflecting strong variable annuity sales due to improved equity market conditions in 2004 and sales of variable annuity products with a guaranteed minimum withdrawal benefit feature. Retail annuity account balances were $34.9 billion at September 30, 2004, up from $30.8 billion at September 30, 2003. This increase reflects equity market growth in variable annuity investments of $2.2 billion subsequent to September 30, 2003, primarily $1.8

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

billion in the fourth quarter of 2003, and $2.1 billion of net sales over the previous twelve months, due to sales growth and lower surrender rates. Institutional annuities deposits (excluding the Company's employee pension plan deposits) increased 13% in the third quarter of 2004 to $2.3 billion from the comparable period of 2003, reflecting strong third quarter 2004 GIC sales compared to the prior year quarter. Institutional annuities premiums declined $111 million to $278 million in the three months ended September 30, 2004 versus the prior year period, reflecting the absence of a $291 million pension close out sale in the third quarter of 2003. Institutional annuity account balances and benefits reserves reached $27.2 billion at September 30, 2004, up 9% from $24.9 billion at September 30, 2003. This volume growth reflects an increase in GIC and payout institutional annuities benefit reserves over the last 12 months.

Deposits for the individual life insurance business for the third quarter of 2004 increased 33% to $354 million from the 2003 third quarter, primarily due to an increase of $59 million in universal life single deposits and a $33 million increase in direct periodic premium deposits. Life insurance in force was $97.1 billion at September 30, 2004, up from $89.5 billion at December 31, 2003.

TLA insurance benefits and interest credited decreased 7.2% to $797 million for the three months ended September 30, 2004 from $859 million in the prior year period, primarily related to the absence of the $291 million pension close out reserve in the prior year period and lower credited rates offset by higher business volumes.

In the third quarter of 2004, TLA operating expenses of $187 million increased 46% from $128 million in the prior year quarter, primarily due to DAC amortization. The amortization of capitalized DAC is a significant component of TLA expenses and totaled $123 million and $68 million for the three months ended September 30, 2004 and 2003, respectively. The increase related to a retrospective adjustment of $39 million to universal life (UL) DAC and volume growth in the UL and retail annuity lines of business. This UL adjustment relates to the changing of the estimated gross profit pattern in the UL product line related to mortality charges. Re-estimates of gross profits, which are performed at least annually, result in retrospective adjustments to earnings by a cumulative charge or credit to income.

PRIMERICA

       FOR THE THREE MONTHS ENDED SEPTEMBER 30,         2004         2003
       ($ IN MILLIONS)                                  ----         ----

       Revenues                                         $437          $412
       Insurance benefits                                140           135
       Operating expenses                                110           115
                                                        ----          ----
               Income before taxes                       187           162
       Income taxes                                       64            55
                                                        ----          ----
       Net income                                       $123          $107
                                                        ====          ====

Net income of $123 million in the third quarter of 2004 increased 15% from $107 million in the third quarter of 2003, reflecting favorable business volumes, NII and expenses largely due to the release of a $10 million legal reserve no longer deemed necessary. NII increased 9% to $83 million in the third quarter of 2004 from the prior year quarter, primarily related to increased income from private equities and hedge funds of $3 million and an increase of $8 million from growth in volume of fixed maturities, partially offset by lower yields.

Total life insurance in force reached $534 billion at September 30, 2004, up from $503 billion at December 31, 2003, reflecting good in-force policy retention and higher volume of sales. The face amount of new term life insurance sales was $23 billion for the three-month period ended September 30, 2004, compared to $20 billion for the prior year period.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

The amortization of capitalized DAC, which increased from $60 million in the third quarter of 2003 to $63 million in the third quarter of 2004, is a significant component of Primerica's expenses. All of Primerica's DAC is associated with traditional life products, which are amortized in relation to anticipated premiums. The increase in the amount of amortization over the third quarter of 2003 is associated with growth in sales and in-force business.

Earned premiums net of reinsurance were $327 million in the third quarter of 2004 compared to $313 million in the prior year period, including $311 million and $297 million, respectively, for Primerica individual term life policies.

TRAVELERS LIFE & ANNUITY

       FOR THE NINE MONTHS ENDED SEPTEMBER 30,              2004          2003
       ($ IN MILLIONS)                                      ----          ----

       Revenues                                            $3,457        $3,359
       Insurance benefits and interest credited             1,995         2,070
       Operating expenses                                     474           367
                                                           ------        ------
                 Income before taxes                          988           922
       Income taxes                                           261           197
                                                           ------        ------
       Net income                                          $  727        $  725
                                                           ======        ======

Net income for the nine months ended September 30, 2004 remained level with the prior year period, primarily related to higher business volumes and higher retained investment margins, partially offset by a $36 million after-tax increase in realized investment losses, higher DAC amortization and lower tax benefits related to an adjustment to a dividends received deduction (DRD), which was $23 million in the first nine months of 2004 compared to $39 million in the prior year period. The DRD benefit reduced the effective tax rate to 21% for the prior year nine-month period ended September 30, 2003 and to 26% in the current year nine-month period ended September 30, 2004.

NII was $2.2 billion and $2.1 billion for the nine months ended September 30, 2004 and 2003, respectively. This increase was driven by a larger invested asset base from increased business volumes, partially offset by reduced investment yields, which were 6.48% and 6.61% for the nine-month periods ended September 30, 2004 and 2003, respectively.

The majority of the annuity business and a substantial portion of the life business written by TLA are accounted for as investment contracts, such that the premiums are considered deposits and are not included in revenues. Deposits represent a statistic integral to managing TLA operations, which management uses for measuring business volumes, and may not be comparable to similarly captioned measurements used by other life insurance companies.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

The following table shows net written premiums and deposits by product type for the nine months ended September 30, 2004 and 2003.

                                                     2004                       2003
                                                     ----                       ----
($ IN MILLIONS)                             PREMIUMS      DEPOSITS      PREMIUMS    DEPOSITS
                                            --------      --------      --------    --------
Retail annuities
    Fixed                                     $  -        $   437        $  -        $  424
    Variable                                     -          3,704           -         2,852
    Individual payout                           44             26          20            22
                                              ----        -------        ----        ------
Total retail annuities                          44          4,167          20         3,298
Institutional annuities                        523          5,751         658         5,223
Individual life insurance:
    Direct periodic premiums & deposits        102            625         104           494
    Single premium deposits                      -            526           -           254
    Reinsurance                                (38)           (82)        (28)          (72)
                                              ----        -------        ----        ------
Total individual life insurance                 64          1,069          76           676
Other                                           25              -          26             -
                                              ----        -------        ----        ------
                      Total                   $656        $10,987        $780        $9,197
                                              ====        =======        ====        ======

Retail annuity deposits in the first nine months of 2004 increased 26% from the prior year period, reflecting strong variable annuity sales due to improved equity market conditions in 2004 and sales of variable annuity products with a guaranteed minimum withdrawal benefit feature. Weak equity markets and competitive pressures adversely affected the first half of 2003.

Institutional annuities deposits (excluding the Company's employee pension plan deposits) of $5.8 billion in the first nine months of 2004 were up 10% from $5.2 billion in the comparable period of 2003, driven by strong third quarter 2004 GIC sales. The nine-month 2003 sales included $1 billion in funding agreements sold to the Federal Home Loan Bank of Boston.

Deposits for the life insurance business in the first nine months of 2004 were up 58% from the comparable period of 2003, driven by very strong universal life single deposits and higher direct periodic premium sales.

For the first nine months of 2004, TLA operating expenses increased 29% from the comparable prior year nine-month period, primarily due to an increase of $91 million of DAC amortization, due to growth in business volumes and the UL DAC retrospective adjustment.

PRIMERICA

       FOR THE NINE MONTHS ENDED SEPTEMBER 30,            2004           2003
       ($ IN MILLIONS)                                    ----           ----


       Revenues                                          $1,316         $1,233
       Insurance benefits                                   413            400
       Operating expenses                                   360            343
                                                         ------         ------
               Income before taxes                          543            490
       Income taxes                                         176            167
                                                         ------         ------
       Net income                                        $  367         $  323
                                                         ======         ======

Net income for the nine months ended September 30, 2004 increased 14% to $367 million from $323 million for the nine months ended September 30, 2003, primarily due to an increase in earned premiums and NII, as well as the release of a $10 million legal reserve that was no longer deemed necessary. These were partially offset by volume-related increases in DAC amortization.

Earned premiums net of reinsurance were $978 million in the first nine months of 2004 compared to $927 million in the prior year period, including $926 million and $879 million, respectively, for Primerica Life individual term life policies.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

NII increased 8% to $250 million for the nine months of 2004 from the prior year, primarily related to income of $12 million from private equities and hedge funds and an increase of $12 million from a growth in volume of fixed maturities, offset by slightly lower yields.

The amortization of capitalized DAC increased to $190 million in the first nine months of 2004 from $173 million in the prior year period. Amortized DAC has increased slightly as a percentage of direct premiums. The increase in the amount of amortization over 2003 is associated with growth in sales and in-force business.

OUTLOOK

The Company's business is significantly affected by movements in the U.S. equity and fixed income credit markets. U.S. equity and credit market events can have both positive and negative effects on the deposit, revenue and policy retention performance of the business. A sustained weakness in the equity markets will decrease revenues and earnings in variable products. Declines in credit quality of issuers will have a negative effect on earnings. This statement is a forward-looking statement within the meaning of the Private Securities Litigation Reform Act. See "Forward-Looking Statements" on this page.

INSURANCE REGULATIONS

Risk-based capital requirements are used as minimum capital requirements by the National Association of Insurance Commissioners and the states to identify companies that merit further regulatory action. At December 31, 2003, the Company had adjusted capital in excess of amounts requiring any regulatory action.

The Company is subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities in the state of domicile. A maximum of $845 million is available by the end of 2004 for such dividends without prior approval of the State of Connecticut Insurance Department, depending upon the amount and timing of the payments. TLAC may not pay a dividend to TIC without such approval. Primerica may pay up to $242 million to TIC without prior approval of the Commonwealth of Massachusetts Insurance Department. The Company paid dividends of $467 million, $153 million and $152 million to its parent, totaling $772 million, on March 30, 2004, June 30, 2004 and September 30, 2004, respectively. Due to the timing of the payments, these dividends were considered extraordinary. The State of Connecticut Insurance Department approved these extraordinary dividends. The Company may seek approval from the State of Connecticut Insurance Department for additional extraordinary dividend payments during the remainder of 2004. This statement is a forward-looking statement within the meaning of the Private Securities Litigation Reform Act. See "Forward-Looking Statements" on this page.

FUTURE APPLICATIONS OF ACCOUNTING STANDARDS

See Note 2 of Notes to Condensed Consolidated Financial Statements for a discussion of recently issued accounting pronouncements.

FORWARD-LOOKING STATEMENTS

Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company's actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by the words "believe," "expect," "anticipate," "intend," "estimate," "may increase," "predict," and similar expressions or future or conditional verbs such as "will," "should," "would," and "could." These forward-looking statements involve risks and uncertainties including, but not limited to, regulatory matters, the resolution of legal proceedings and the potential impact of a decline in credit quality of investments on earnings.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

ITEM 3.    QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

SENSITIVITY ANALYSIS

Sensitivity analysis is defined as the measurement of potential loss in future earnings, fair values or cash flows of market-sensitive instruments resulting from one or more selected hypothetical changes in interest rates and other market rates or prices over a selected time. In the Company's sensitivity analysis model, a hypothetical change in market rates is selected that is expected to reflect reasonably possible near-term changes in those rates. The term "near-term" means a period of time going forward up to one year from the date of the financial statements. Actual results may differ from the hypothetical change in market rates assumed in this report, especially since this sensitivity analysis does not reflect the results of any actions that would be taken by the Company to mitigate such hypothetical losses in fair value.

For invested assets, duration modeling is used to calculate changes in fair values. Durations on invested assets are adjusted for call, put and reset features. Portfolio durations are calculated on a market value weighted basis, including accrued investment income, using trade date holdings as of September 30, 2004 and December 31, 2003. The current duration of invested assets as of September 30, 2004 is 4.8 years. The sensitivity analysis model used by the Company produces a loss in fair value of interest rate sensitive invested assets of approximately $2.4 billion and $2.2 billion based on a 100 basis point increase in interest rates as of September 30, 2004 and December 31, 2003, respectively.

Liability durations are determined consistently with the determination of liability fair values. Where fair values are determined by discounting expected cash flows, the duration is the percentage change in the fair value for a 100 basis point change in the discount rate. Where liability fair values are set equal to surrender values, option-adjusted duration techniques are used to calculate changes in fair values. The duration of liabilities as of September 30, 2004 is 5.1 years. The sensitivity analysis model used by the Company produces a decrease in fair value of interest rate sensitive insurance policy and claims reserves of approximately $1.8 billion and $1.7 billion based on a 100 basis point increase in interest rates as of September 30, 2004 and December 31, 2003, respectively. Based on the sensitivity analysis model used by the Company, the net loss in fair value of market sensitive instruments, including non-financial instrument liabilities, as a result of a 100 basis point increase in interest rates as of September 30, 2004 and December 31, 2003 is not material.

ITEM 4.  CONTROLS AND PROCEDURES

DISCLOSURE CONTROLS AND PROCEDURES

The Company's management, with the participation of the Company's Chief Executive Officer and Chief Financial Officer, has evaluated the effectiveness of the Company's disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended ("Exchange Act")) as of the end of the period covered by this report. Based on such evaluation, the Company's Chief Executive Officer and Chief Financial Officer have concluded that, as of the end of such period, the Company's disclosure controls and procedures are effective in recording, processing, summarizing and reporting, on a timely basis, information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act.

INTERNAL CONTROL OVER FINANCIAL REPORTING

There have not been any changes in the Company's internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) during the fiscal quarter to which this report relates that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES


                           PART II - OTHER INFORMATION

ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

(A)  EXHIBITS

     EXHIBIT NO.        DESCRIPTION
     -----------        -----------
          3.01          Charter of The Travelers Insurance Company (the
                        "Company"), as effective October 19, 1994, incorporated by reference to Exhibit 3.01 to the Company's Quarterly
                        Report on Form 10-Q for the fiscal quarter ended
                        September 30, 1994 (File No. 33-33691) (the "Company's
                        September 30, 1994 10-Q").

         3.02 By-laws of the Company, as effective October 20, 1994, incorporated by reference to Exhibit 3.02 to the Company's September 30, 1994 10-Q.

         31.01+         Certification of chief financial officer pursuant to
                        Section 302 of the Sarbanes-Oxley Act of 2002.

         31.02+         Certification of chief executive officer pursuant to
                        Section 302 of the Sarbanes-Oxley Act of 2002.

         32.01+ Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



(B)  REPORTS ON FORM 8-K

None

----------------------
+Filed herewith

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           THE TRAVELERS INSURANCE COMPANY
                                                     (Registrant)


Date    November 12, 2004           /S/ Glenn D. Lammey
      -----------------------       --------------------------------------------

                                    Glenn D. Lammey
                                    Senior Executive Vice President,
                                    Chief Financial Officer and Chief Accounting
                                    Officer
                                    (Principal Financial Officer and Principal
                                    Accounting Officer)

                                     PART C

                                OTHER INFORMATION

ITEM 28.      FINANCIAL STATEMENTS AND EXHIBITS

(a) The financial statements of the Registrant, as well as of The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, and the Reports of Independent Auditors thereto, are in the Annual Reports for the respective Accounts and are incorporated into the Statement of Additional Information. For each of the Accounts, these financial statements include as applicable:

       Statement of Assets and Liabilities as of December 31, 2003
       Statement of Operations for the year ended December 31, 2003
       Statements of Changes in Net Assets for the years ended December 31, 2003 and 2002
       Statement of Investments as of December 31, 2003
       Notes to Financial Statements

       The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries and the reports of Independent Auditors are contained in the Statements of Additional Information. The consolidated financial statements of The Travelers Insurance Company and subsidiaries include:

       Consolidated Statements of Income for the years ended December 31, 2003, 2002 and 2001
       Consolidated Balance Sheets as of December 31, 2003 and 2002 Consolidated Statements of Changes in Retained Earnings and Accumulated Other Changes in Equity from Non-Owner Sources for the years ended December 31, 2003, 2002 and 2001
       Consolidated Statements of Cash Flows for the years ended December 31, 2003, 2002 and 2001
       Notes to Consolidated Financial Statements

       Financial Statement Schedules

(b)    Exhibits

      EXHIBIT
      NUMBER      DESCRIPTION
      ------      -----------
       1.         Resolution of The Travelers Insurance Company's Board of
                  Directors authorizing the establishment of the Registrant.
                  (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 67 to the Registration Statement on Form N-3 filed April 19, 1996.)

       2. Rules and Regulations of the Registrant. (Incorporated herein by reference to Exhibit C to the Definitive Proxy Statement on
                  Schedule 14A filed March 9, 1999, Acession No.
                  0000950123-99-001974.)

       3. Custody Agreement between the Registrant and Chase Manhattan Bank, N. A., Brooklyn, New York. (Incorporated herein by reference to Exhibit 3 to Post-Effective Amendment No. 66 to the Registration

                  Statement on Form N-3 filed April 27, 1995.)

       4. Investment Advisory Agreement between the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 4(a) to Post-Effective Amendment No. 69 to the Registration Statement on Form N-4, filed February 27, 1998.)

       4(a). Investment Sub-Advisory Agreement between the Registrant and The Travelers Investment Management Company. (Incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 69 to the Registration Statement on Form N-4, filed February 27, 1998.)

       4(b). Amendment to Investment Advisory Agreement between the Registrant and Travelers Asset Management International Company LLC (successor to Travelers Asset Management International Corporation). (Incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 76 to the Registration Statement on Form N-3, file No. 2-27330, filed April 30, 2004.)

       4(c). Amendment to Investment Sub-Advisory Agreement between the Travelers Management International Company LLC and The Travelers Investment Management Company as subadviser to the Registrant. (Incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 76 to the Registration Statement on Form N-3, file No. 2-27330, filed April 30, 2004.)

       5(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance Company and Travelers Distribution LLC. (Incorporated herein by reference to Exhibit 5(a) to the Registration Statement on Form N-3, filed April 30, 2001.)

       5(b). Selling Agreement, (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942, filed April 15, 2003.)

       6(a). Form of Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-116783, filed October 13, 2004).

       6(b). Form of Guaranteed Minimal Withdrawal Rider. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, file No. 333-101778, filed November 19, 2004.)

       7. Form of Application. (Incorporated herein by reference to Exhibit 5 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-116783, filed October 13,
                  2004).

       8(a). Charter of The Travelers Insurance Company, as amended on October 19, 1995. (Incorporated herein by reference to Exhibit 3(a)(i) to the Registration Statement on Form S-2 , File No. 33-58677 , filed via EDGAR on April 18, 1995.)

       8(b). By-Laws of The Travelers Insurance Company, as amended on October 20, 1995. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement on Form S-2, File No. 33-58677, filed via EDGAR on April 18, 1995.)

      12. Opinion of Counsel as to the legality of the securities being registered. (Incorporated herein by reference to Exhibit 12 to the Registration Statement on Form N-3, File No. 333-116780, filed on October 13, 2004.)

      13. Consent of KPMG LLP, Independent Registered Public Accounting Firm. Filed herein.

      16. Schedule for Computation of Total Return Calculations - Standardized and Non-Standardized. (Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 68 to the Registration Statement on Form N-3 filed April 29, 1997.)

      17. Code of Ethics. (Incorporated herein by reference to Exhibit17 to Post-Effective Amendment No. 73 on Form S-3 filed April 30, 2001.)

      18.         Powers of Attorney authorizing Ernest J. Wright or Kathleen A.
                  McGah as signatory for Heath B. McLendon, Knight Edwards, Robert E. McGill III, Lewis Mandell and Frances M. Hawk. (Incorporated herein by reference to Exhibit 18(a) to Post-Effective Amendment No. 67 to the Registration Statement on Form N-3 filed April 19, 1996.)

                  Powers of Attorney authorizing Ernest J. Wright and Kathleen
                  A. McGah as signatory for George C. Kokulis, Katherine M. Sullivan and Glenn Lammey. (Incorporated herein by reference to Exhibit 18(d) to Post-Effective Amendment No. 72 to the Registration Statement, filed April 28, 2000.)

                  Powers of Attorney authorizing Ernest J. Wright and Kathleen
                  A. McGah as signatory for Glenn Lammey, Marla Berman Lewitus and William R. Hogan. (Incorporated herein by reference to Exhibit 18 to Post-Effective Amendment No. 73 to the Registration Statement, filed April 30, 2001.)

                  Power of Attorney authorizing Ernest J. Wright and Kathleen A. McGah as signatory for Kathleen A. Preston. (Incorporated herein by reference to Exhibit 18 to Post-Effective Amendment No. 74 to the Registration Statement on Form N-3, File No. 2-27330, filed May 1, 2002.)

                  Powers of Attorney authorizing Ernest J. Wright and Kathleen
                  A. McGah as signatory for R. Jay Gerken, and David A. Golino. (Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registration Statement on Form N-3, File No. 2-27330, filed April 29, 2003.)

                  Powers of Attorney authorizing Ernest J. Wright and Kathleen
                  A. McGah as signatory for Robert E. McGill III, Lewis Mandell, Frances M. Hawk, Jay Gerken and David A. Golino. (Incorporated herein by reference to Exhibit 12 to the Registration Statement on Form N-3, File No. 333-116780, filed on October 13, 2004.)

                  Power of Attorney authorizing Ernest J. Wright and Kathleen A. McGah as signatory for Edward W. Cassidy. Filed herein.

                  Power of Attorney authorizing Ernest J. Wright and Kathleen A. McGah as signatory for William P. Krivoshik. Filed herein.

ITEM 29.      DIRECTORS AND OFFICERS OF THE TRAVELERS INSURANCE COMPANY

NAME AND PRINCIPAL           POSITIONS AND OFFICES
BUSINESS ADDRESS             WITH INSURANCE COMPANY
----------------             ----------------------

George C. Kokulis            Director, Chairman, President and Chief Executive
                             Officer

Glenn D. Lammey              Director, Senior Executive Vice President, Chief
                             Financial Officer, Chief Accounting Officer

Kathleen L. Preston          Director and Executive Vice President

Edward W. Cassidy            Director and Executive Vice President

Brendan M. Lynch             Executive Vice President

David P. Marks               Executive Vice President and Chief Investment
                             Officer

Winnifred Grimaldi           Senior Vice President

Marla Berman Lewitus         Director, Senior Vice President and General Counsel

William P. Krivoshik         Director, Senior Vice President and Chief
                             Information Officer

David A. Golino              Vice President and Controller

Donald R. Munson, Jr.        Vice President

Mark Remington               Vice President

Tim W. Still                 Vice President

Bennett Kleinberg            Vice President

Dawn Fredette                Vice President

George E. Eknaian            Vice President and Chief Actuary

Linn K. Richardson           Second Vice President and Actuary

Paul Weissman                Second Vice President and Actuary

Ernest J.Wright              Vice President and Secretary

Kathleen A. McGah            Assistant Secretary and Deputy General Counsel


         The Travelers Insurance Company
         One Cityplace
         Hartford, CT  06103-3415

ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, File No. 333-82009, filed April 14, 2004.

ITEM 31.      NUMBER OF CONTRACT OWNERS

As of November 30, 2004, 35,247 contract owners held qualified and non-qualified contracts offered by the Registrant.

ITEM 32.      INDEMNIFICATION

Pursuant to the provisions of Article IV, Section 4.4 of the Rules and Regulations of the Registrant, indemnification is provided to members of the Board of Managers, officers and employees of the Registrant in accordance with the standards established by Sections 33-770-33-778, inclusive of the Connecticut General Statutes ("C.G.S.") relating to indemnification under the Connecticut Stock Corporation Act.

Sections 33-770 et seq. of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 33.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND
              SUB-ADVISER

Information as to Officers and Directors of Travelers Asset Management International Company LLC (TAMIC), the Investment Adviser for The Travelers Growth and Income Stock Account for Variable Annuities, is in included in its Form ADV (File No. 801-57536) filed with the Commission, which is incorporated herein by reference thereto.

Information as to Officers and Directors of The Travelers Investment Management Company (TIMCO), the Sub-Adviser for The Travelers Growth and Income Stock Account for Variable Annuities, is in included in its Form ADV (File No. 801-07212) filed with the Commission, which is incorporated herein by reference thereto.

ITEM 34.      PRINCIPAL UNDERWRITER

(a)    Travelers Distribution LLC
       One Cityplace
       Hartford, CT 06103-3415

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The

Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, TLAC Variable Annuity Separate Account 2002, and The Travelers Separate Account QPN for Variable Annuities.

(b)   NAME AND PRINCIPAL            POSITIONS AND OFFICES
      BUSINESS ADDRESS              WITH UNDERWRITER
      ----------------              ----------------

      Kathleen L. Preston           Board of Manager

      Glenn D. Lammey               Board of Manager

      William F. Scully III         Board of Manager

      Donald R. Munson, Jr.         Board of Manager, President, Chief Executive
                                    Officer and Chief Operating Officer

      Tim W. Still                  Vice President

      Anthony Cocolla               Vice President

      John M. Laverty               Treasurer and Chief Financial Officer

      Stephen E. Abbey              Chief Compliance Officer

      Alison K. George              Director and Chief Advertising Compliance
                                    Officer

      Stephen T. Mullin             Chief Compliance Officer

      Ernest J. Wright              Secretary

      Kathleen A. McGah             Assistant Secretary

      William D. Wilcox             Assistant Secretary

* The business address for all the above is: One Cityplace, Hartford, CT 06103-3415.

(c)      Not Applicable

ITEM 35. LOCATION OF ACCOUNTS AND RECORDS

(1)    The Travelers Insurance Company

       One Cityplace

       Hartford, Connecticut  061030-3415

(2) Chase Manhattan Bank, N. A.

       Chase MetroTech Center

       Brooklyn, New York   11245

ITEM 36. MANAGEMENT SERVICES

Inapplicable.

ITEM 37. UNDERTAKINGS

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-3 promptly upon written or oral request.

The Company hereby represents:

(a) That the aggregate charges under the Contract of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 21st day of January, 2005.

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES
                                  (Registrant)



                           By: * R. JAY GERKEN
                               -------------------------------------------------
                               R. Jay Gerken, Chairman of the Board of Managers, Chief Executive Officer and President


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 21st day of January, 2005.


R. JAY GERKEN                          Chairman of the Board of Managers, Chief
-------------------------------        Executive Officer and President
(R. Jay Gerken)

*Robert E. McGill III                  Trustee
-------------------------------
(Robert E. McGill III)

*Lewis Mandell                         Trustee
-------------------------------
(Lewis Mandell)

*Frances M. Hawk                       Trustee
-------------------------------
(Frances M. Hawk)

*DAVID A. GOLINO                       Principal Accounting Officer
-------------------------------
(David A. Golino)


*By:     /s/ Ernest J. Wright, Attorney-in-Fact
         Assistant Secretary, Board of Trustees

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 21st day of January, 2005.

                         THE TRAVELERS INSURANCE COMPANY
                               (Insurance Company)



                               By: *GLENN D. LAMMEY
                                   ---------------------------------------------
                                   Glenn D. Lammey, Chief Financial Officer,
                                   Chief Accounting Officer


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 21st day of January, 2005.


*GEORGE C. KOKULIS                  Director, President and Chief Executive
-------------------------------     Officer (Principal Executive Officer)
(George C. Kokulis)

*GLENN D. LAMMEY                    Director, Chief Financial Officer, Chief
-------------------------------     Accounting Officer (Principal Financial
(Glenn D. Lammey)                   Officer)

*MARLA BERMAN LEWITUS               Director, Senior Vice President and General
-------------------------------     Counsel
(Marla Berman Lewitus)

*KATHLEEN L. PRESTON                Director and Executive Vice President
-------------------------------
(Kathleen L. Preston)

*EDWARD W. CASSIDY                  Director and Executive Vice President
-------------------------------
(Edward W. Cassidy)

*WILLIAM P. KRIVOSHIK               Director, Senior Vice President and Chief
-------------------------------     Information Officer
(William P. Krivoshik)



*By:  /s/ Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

  EXHIBIT NO.     DESCRIPTION
  -----------     -----------

      13.         Consent of KPMG LLP, Independent Registered Public Accounting
                  Firm.

      15.         Power of Attorney authorizing Ernest J. Wright or Kathleen A.
                  McGah as signatory for Edward W. Cassidy.

                  Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for William Krivoshik.